Assets held for sale	9 Months Ended
Sep. 30, 2024
Assets held for sale
Assets held for sale

7. Assets held for sale

In 2022, Management decided to dispose of certain equipment which had been procured for CMO activities (CMO Equipment) but that was no longer planned to be used by the Company. An external service-provider was appointed on June 14, 2022, to organize the sale of the CMO Equipment. The CMO-Equipment identified for sale had a gross book value of EUR 9,130k, as of December 31, 2023, and was written down by EUR 6,711k (with the corresponding expense recognized in cost of sales) to EUR 2,419k, the fair value less anticipated costs to sell. Criteria for the determination of the fair value were defined based on certain sales scenarios considering different sales campaigns. The Company is actively working on selling the remaining equipment and as of September 30, 2024, assets held for sale with a net book value of EUR 775k were sold through an external service provider.